UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2010
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                               CAPE BANCORP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

    Maryland                        001-33934                  26-1294270
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(State or Other Jurisdiction)    (Commission File No.)     (I.R.S. Employer
of Incorporation)                                           Identification No.)


225 North Main Street, Cape May Courthouse, New Jersey          08210
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (609) 465-5600
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events
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     On March 9, 2010, Cape Bancorp, Inc. issued a press release reporting that its 2010 Annual Meeting of Shareholders will be held on April 26, 2010 and the record date for shareholders entitled to vote at the Annual Meeting is March 5, 2010. A copy of the press release is attached as Exhibit 99 to this report and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            (a)  Financial Statements of Businesses Acquired. Not applicable

            (b)  Pro Forma Financial Information. Not Applicable

            (c)  Shell Company Transactions. Not Applicable

            (d)  Exhibits.

                    Exhibit No.               Description
                    -----------               -----------

                      99 Press release regarding Annual Meeting, dated March 9, 2010, issued by Cape Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            CAPE BANCORP, INC.



DATE:  March 10, 2010               By:     /s/ Guy Hackney
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                                            Guy Hackney
                                            Chief Financial Officer